SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                SEPTEMBER 2, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


        DELAWARE                       1-4717                   44-0663509
 ----------------------------   ---------------------     ----------------------
 (State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)









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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                    DOCUMENT
              (99)                           Additional Exhibits

              99.1 Press Release issued by Kansas City Southern dated September 2, 2003 entitled, "Kansas City Southern Files for Preliminary Injunction to Preserve Its Rights Pending Dispute Resolution" is attached hereto as
                                             Exhibit 99.1



ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated September 2, 2003, indicating that the Company has filed in the Delaware Court of Chancery a motion for a preliminary injunction to preserve the parties' positions while KCS seeks to resolve its dispute over Grupo TMM, S.A.'s (TMM) attempt to terminate the Acquisition Agreement. As previously announced, under the Acquisition Agreement TMM agreed to sell its shares of Grupo Transportacion Ferroviaria Mexicana, S.A. De C.V. (GTFM), the corporate parent of the Mexican railway company TFM, S.A. de C.V. (TFM). KCS has asked for an expedited hearing on its motion for a preliminary injunction. See the Press Release attached as Exhibit 99.1 for further information.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Kansas City Southern


Date: September 3, 2003                By:     /S/ LOUIS G. VAN HORN
                                          ----------------------------------
                                                  Louis G. Van Horn
                                           Vice President and Comptroller
                                           (Principal Accounting Officer)



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EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12th Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU


    DATE:              SEPTEMBER 2, 2003

    MEDIA CONTACTS:
        Mexico         Gabriel Guerra               Phone: 011-5255-5273-5359
                       gguerra@gcya.net

        U.S.           Warren K. Erdman             Phone: 816/983-1454
                       warren.k.erdman@kcsr.com

    INVESTORS CONTACT: William H. Galligan          Phone: 816/983-1551
                       william.h.galligan@kcsr.com


              KANSAS CITY SOUTHERN FILES FOR PRELIMINARY INJUNCTION
                TO PRESERVE ITS RIGHTS PENDING DISPUTE RESOLUTION


        Kansas City Southern (KCS) (NYSE:KSU) today filed in the Delaware Court of Chancery a motion for a preliminary injunction to preserve the parties' positions while KCS seeks to resolve its dispute over Grupo TMM, S.A.'s (TMM) attempt to terminate the Acquisition Agreement. As previously announced, under the Acquisition Agreement TMM agreed to sell its shares of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (GTFM), the corporate parent of the Mexican railway company TFM, S.A. de C.V. (TFM). KCS has asked for an expedited hearing on its motion for a preliminary injunction.

        On Friday, August 29, 2003, KCS delivered to TMM a formal Notice of Dispute pursuant to the Acquisition Agreement, initiating procedures that will lead to arbitration in New York if the parties' executives are unable to settle the matter through negotiations.

        Also on Friday, KCS filed a complaint in the Delaware Chancery Court alleging that TMM had breached the Acquisition Agreement and seeking a final order requiring TMM not to sell GTFM or take other actions outside of the ordinary course of business, so as to preserve the assets and business of the Mexican railroad while the parties follow the dispute resolution procedures provided for in the Acquisition Agreement.

        On August 23, 2003, TMM sent a notice to KCS claiming to terminate the Acquisition Agreement, because the TMM shareholders had failed to approve the Acquisition Agreement at an August 18, 2003 meeting. KCS's Notice of Dispute and Complaint points out that the Acquisition Agreement does not provide that a negative shareholder vote is a basis for termination, and that the Agreement remains in effect until December 31, 2004, during which time the shareholders may vote differently.

        More important, KCS contends that TMM breached its commitment under the Acquisition Agreement to use commercially reasonable efforts to see that all obligations to closing the transaction are fulfilled, and specifically to use commercially reasonable efforts to obtain the approval of its shareholders and its bondholders.

        The Agreement was negotiated and signed by TMM Chairman Jose Serrano, who is also the controlling shareholder of TMM. Based upon TMM's filings with the Securities and Exchange Commission, KCS believes that Jose Serrano controls over 80% of the voting shares. KCS believes that TMM's and Jose Serrrano's actions concerning the TMM shareholders vote violate the Acquisition Agreement.

        If the parties are unable to resolve their disputes through the informal process established by the Acquisition Agreement, KCS will seek an arbitration award compelling TMM to honor its agreement to sell its controlling shares of GTFM to KCS. The motion for preliminary injunction is intended to prevent TMM from taking any action to diminish the value of GTFM or to interfere with the process of obtaining and maintaining governmental approvals of the acquisition, while the parties carry out the dispute resolution process.

        KCS believes that in the days following its purported termination of the Acquisition Agreement, TMM has shown it is willing to take actions to try to stop the governmental approval process and to commit TFM to extraordinary contracts to the railway's detriment.

        In addition to the Acquisition Agreement, which remains valid through December 31, 2004, KCS has, under the GTFM bylaws, a right of first refusal regarding the sale of TMM's interest in GTFM. As KCS has noted previously, it will enforce its rights and will pursue all appropriate legal or administrative actions against any person or entities involved in interfering with KCS and its agreements with TMM.

        KCS also reaffirms its commitment to continue working in good faith with the appropriate Mexican authorities and other relevant parties. KCS remains committed to the creation of NAFTA Rail and is convinced that NAFTA Rail will be a strong competitor in the rail sector by providing a seamless, efficient and competitive rail service to shippers in North America.

        In addition, KCS announced today that consistent with the schedule set out by the Surface Transportation Board (STB) to review KCS's plans to acquire control of The Texas Mexican Railway Company (Tex Mex), KCS filed its comments replying to the opposition comments, which were filed on August 4. In its reply, KCS requested the Board to proceed with its review of the Tex Mex transaction.

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